UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  February 29, 2012

Item 1. Report to Stockholders.

LIPPER FANFARE
RINGS OUT FOR
VILLERE

LIPPER
FUND AWARDS 2012
UNITED STATES

Villere Balanced Fund

Semi-Annual Report	February 29, 2012

Before jazz great Louis Armstrong ever picked up his first trumpet as a kid in
New Orleans, the Villere & Co. family of investment advisors helped local families and not-for-profits to achieve their financial goals.  More than a century later, the firm continues its tradition of stability, innovation and trust as it wins top national accolades.

The company’s VILLERE BALANCED FUND (VILLX) received the
2012 Lipper Fund Award For Best Mixed-Asset Target Allocation Growth Fund.
The recognition was based on the Fund’s highest consistent risk-adjusted return over three and five years as of 11/30/2011 among 139 and 134 funds, respectively.

Find out more and read national media coverage at villere.com.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper.  Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper.  Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk.  This is not an offer to buy or sell securities.  Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community.  The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts and investor relations teams.  The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings.  For more information, please contact markets.awards@thomsonreuters.com or visit excellence.thomsonreuters.com.

Villere Balanced Fund

March 26, 2012

To Our Fellow Shareholders:

As of February 29, 2012, the Villere Balanced Fund had a six-month return of 12.69% vs. the S&P 500 of 13.31% and the Lipper Balanced Fund’s return of 7.56%.  Our one-year return of 7.49% compares to the S&P 500 return of just 5.12% and the Lipper Balanced Index return of 3.71%.  Our five-year return is 6.42% annualized that compares to the S&P 500, which returned 1.58% annualized and the Lipper Balanced Index that rose 3.00% annually.  Our cumulative return since inception (September 30, 1999) is 167.80% (8.26% on an annualized basis) that compares to the S&P 500 that increased 33.74% (2.37% annualized).  Our fund also outperformed the Lipper Balanced Index, which returned 69.69% (4.35% annualized).

					Since
Average Annual Total Returns					Inception
for Period Ending 2/29/12	6 Mos.	1 Year	5 Years	10 Years	6/30/99
Villere Balanced Fund	12.69%	7.49%	6.42%	7.84%	8.26%
Barclays Capital Intermediate
Government/Credit
Bond Index	1.71%	6.45%	5.78%	5.17%	5.80%
Lipper Balanced
Funds Index	7.56%	3.71%	3.00%	4.97%	4.35%
S&P 500® Index	13.31%	5.12%	1.58%	4.17%	2.37%

The Fund’s Gross Expense Ratio is 1.12%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

We are quite satisfied with our performance, which according to Bloomberg, ranked our fund #18 of 215 hybrid funds for the 1-year ending February 29, 2012, #6 of 160 hybrid funds for the 5-year, and #6 of 125 hybrid funds for the decade.  We know that past performance is not indicative of future results, which is why we are working even harder in an attempt to uncover tomorrow’s winners.

Villere Balanced Fund

We have positioned our fund effectively since the S&P 500 bottomed on March 9, 2009 at 676.  We were opportunistic and bought sound growth companies with good balance sheets, dominant market positions, and top management that were trading at historically low valuations.  With the benefit of hindsight, we see that fear and pessimism peaked and the market has doubled.  Warren Buffet’s quote to “be fearful when others are greedy and greedy when others are fearful” rings true yet again.

We look at today’s environment with a historically low 2% yield on the 10-year treasury and try to determine where we are in the cycle.  We can look back and now see how obvious it was that technology stocks were in a bubble that peaked in March of 2000, and that housing was in a bubble that peaked in 2007.  It appears equally obvious that we have another bubble; this time in bonds.  The 30-year bond rallied approximately 30% in 2011 since bond prices move inversely to interest rates and rates continued to fall.  We firmly believe those bond prices are at record highs and interest rates at record lows and that bonds are ripe for a fall.  We have been in a bond bull market since rates peaked in 1981.  A 50 basis point rise in the 10-year treasury from just 2% up to 2.5% would cause a 5% drop in bond prices.

Given the strong rally in both the bond market and the stock market we have lowered our bond weighting to 25%, which is the minimum we can invest in bonds.  We have also taken profit in a few stocks that have exceeded our expectations.  Our equity allocation is also at the lowest possible allocation so we are sitting on more cash than ever before.  Our allocation is now 60% in stocks, 25% in bonds, and 15% in cash.  Our goal is to invest this cash, but we have found that patience prevails, and opportunities will appear.

Our concerns include the European debt contagion, the housing recovery in the U.S., and the unemployment rate.  The European Central Bank flooded the Eurozone with cheap 3-year money; over $1 trillion of it.  We saw Spanish bonds go from 6%  down to 2% which signals to us that the coast is clear and Spain can now borrow at reasonable levels again.  We think there is a 3 year band aid on this problem that should be sufficient for economic growth to return to the region.

The employment situation seems stable.  Unemployment is now 8.3%, down from 9.5%.  We have a long way to go, but the momentum is in the right direction.  The housing recovery is underway; an example may help.  If a house is on the market for $300,000 and then the ask drops to $275,000, human nature says a buyer willing to pay $250,000 will sit back and wait for it to continue to fall.  When that house sells for $275,000, potential buyers  will

Villere Balanced Fund

move quickly in the belief that the market will only get more expensive.  We believe we have seen a bottom in housing and that as the market firms, buyers enter as they see value, and will feel confident that the value will not only hold, but increase.

Our six-month performance was helped by a few larger capitalization companies such as  Apple that appreciated 41% and Visa that gained 32% as well as some smaller ones including 3D Systems that appreciated 23% and Constant Contact that appreciated 58%.

Our thesis on Apple was to buy a dominant business that was cheap relative to its growth rate.  Despite selling 37 million iPhones last quarter, they still have just 5-6% of the global cell phone market, and we believe they can get to 10% with the new iPhone 5.  They have a deal with China Telecom that adds about 120 million subscribers ( roughly the size of Verizon), and a deal with China Mobile would add about 650 million users that could potentially buy the iPhone.

Our thesis with Visa remains intact.  Visa is a duopoly with Master Card, again representing our theme of niche domination.  We have always admired Visa and its growth rate of 18%, but it has always seemed too expensive, trading at a multiple in line with its high growth rate.  The catalyst for our purchase was the Durbin amendment which was going to cap interchange fees at 12 cents versus the previous 44 cents.  This pushed the stock down from $96 to $70.  The final ruling placed the fee at 22 cents, which was less onerous, and the stock has moved sharply to $118 as of the date of this writing from $70 where we bought it in January of 2011.

This past quarter we added shares of Carnival Cruise lines.  Our approach was very similar to buying Visa and Apple.  A short-term event pushed the stocks down and allowed us to buy a dominant company at a big discount.  The Durbin amendment allowed us to buy Visa, Steve Jobs’ death allowed us to purchase Apple.  One of Carnival’s 140 ships sunk and allowed us to enter the duopoly Carnival shares with Royal Caribbean.  We have always admired the company, but had avoided purchase assuming a sluggish economy would hurt the outlook.  The tough economy and the Costa Concordia sinking pushed the shares from a high of $41.34 on May 12, 2011 to under $30, giving us an opportunity to purchase shares.  We feel they are adequately insured and the costs are quantifiable (unlike the BP oil spill) and we love that 80% of Carnival’s customers are repeat customers; they see a lot of value in taking a cruise.  As we expected, the earnings estimates have dropped for this year by about $1.15, and we believe they have the potential to earn about $2.70 next year and paying an attractive 3% dividend yield while wait.

Villere Balanced Fund

We also like Constant Contact that rallied 58% in the six-month period.  They help their customers create, send, and track professional and affordable email campaigns.  They offer a new social media aspect that allows users to communicate to their customers via Face Book and Twitter.  An example is a two- person florist which may not be tech- savvy but can now get a message to all of their customer base via email, Twitter, and Facebook that they have a dozen roses on sale.  Now they can compete with much bigger companies with huge marketing payrolls.  Constant Contact has 500,000 customers (quintuple that of their nearest competitor) which pay an average of $39 per month.  We love the balance sheet with $140m in cash, no debt and we expect 30% earnings growth over the next several years.  In contrast to the larger capitalization companies mentioned earlier, it is not well known by Wall Street but enjoys an equally dominant position in their niche.

We have stood by our fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it offers the stability of fixed income, and the opportunity for growth in equities.  Our fund concentrates our positions in fewer equities than most Balanced Funds, so our performance should be lumpier than our peers, but our goal is higher performance.  While many funds own a large number of stocks seeking diversification, we concentrate on ideas that we expect will perform.  When we are correct, the appreciation is more pronounced due to a healthy weighting.

In conclusion, we are confident that our style of conducting extensive research on each company allows us the potential to succeed.  We continue to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Villere Balanced Fund

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk; loss of principal is possible.

Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.  You cannot invest directly in an index.

Definition of Basis Point:  A measurement of changes in price or yields for fixed-income securities.  One basis point equals .01 percent, or ten cents per $1,000 per annum.

Bloomberg Rankings are derived from the returns of the funds.  A fund’s return number is generated as simple price appreciation, plus any dividends paid out by the funds.  Returns are then compared to all other funds on the system within the US (those listed on NASDAQ) and to those funds that share the same objective within the US.  Past performance is not indicative of future results.

Earnings Growth is not a measure of the Fund’s future performance.

The Fund is distributed by Quasar Distributors, LLC.

Villere Balanced Fund

SECTOR ALLOCATION at February 29, 2012 (Unaudited)

Sector Allocation	Percent of Net Assets

Finance & Insurance	15.2%
General Manufacturing	12.1%
Food Manufacturing	12.0%
Money Market Funds	11.8%
Computer & Electronic Products	9.4%
Professional, Scientific & Technical Services	8.1%
Transportation & Warehousing	7.5%
Mining	7.1%
Information	6.2%
Retail Trade	5.5%
Chemical Manufacturing	3.3%
Wholesale Trade	0.8%
Real Estate, Rental & Leasing	0.7%
Other Assets in Excess of Liabilities	0.3%
Total	100.0%

EXPENSE EXAMPLE For the Six Months Ended February 29, 2012 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/11 – 2/29/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended February 29, 2012 (Unaudited), Continued

are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/11	Value 2/29/12	9/1/11 – 2/29/12*
Actual	$1,000	$1,127	$5.39
Hypothetical (5% annual
return before expenses)	$1,000	$1,020	$5.12

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.02% multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2012 (Unaudited)

Shares		Value

COMMON STOCKS: 59.3%

Aerospace Products
& Services: 2.3%
70,000	BE Aerospace,
	Inc.*	$3,208,800

Chemical
Manufacturing: 1.9%
47,000	Abbott
	Laboratories	2,660,670

Computer & Electronic
Products: 8.9%
9,430	Apple, Inc.*	5,115,209
580,500	ION Geophysical
	Corp.*	4,156,380
48,800	Varian Medical
	Systems, Inc.*	3,184,200
		12,455,789
Couriers &
Messengers: 2.8%
43,700	FedEx Corp.	3,932,563

Credit Intermediation: 5.4%
165,100	Euronet
	Worldwide, Inc.*	3,184,779
37,500	Visa, Inc.	4,363,875
		7,548,654

Food Manufacturing: 6.8%
65,000	The J. M.
	Smucker Co.	4,895,800
240,000	Flowers
	Foods, Inc.	4,593,600
		9,489,400
Information Services: 2.2%
261,800	NIC, Inc.	3,165,162

Machinery: 6.2%
391,000	3D Systems
	Corp.*1	8,758,400
Oil & Gas Extraction: 6.3%
148,200	Northern Oil
	& Gas, Inc.*	3,513,822
612,000	SandRidge
	Energy, Inc.*	5,306,040
		8,819,862

Professional, Scientific &
Technical Services: 8.2%
146,000	Constant
	Contact, Inc.*	4,415,040
202,500	EPIQ Systems,
	Inc.1	2,326,725
209,000	Luminex Corp.*1	4,696,230
		11,437,995

Specialty Retail: 3.0%
49,400	O’Reilly
	Automotive,
	Inc.*	4,273,100

Sporting & Recreation
Goods: 2.4%
94,600	Pool Corp.	3,443,440

Water Transportation: 2.9%
134,500	Carnival Corp.	4,074,005

TOTAL COMMON
STOCKS
(Cost $61,388,566)		83,267,840

CONVERTIBLE
PREFERRED STOCK: 2.8%
Credit Intermediation: 2.8%
4,130	Bank of
	America Corp.	3,892,938

TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $3,435,525)		3,892,938

Principal
Amount

CORPORATE BONDS: 25.8%

Air Transportation: 0.8%
The Boeing Co.,
3.750%,
$1,000,000	11/20/16	1,110,078

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2012 (Unaudited)

Principal
Amount		Value

CORPORATE BONDS: 25.8%,
(Continued)

Beverage Products: 2.6%
	The Coca-Cola Co.,
	0.750%,
$1,500,000	11/15/13	$1,508,195
	Pepsico, Inc.,
	3.125%,
2,000,000	11/1/20	2,096,388
		3,604,583
Building Material, Garden
& Supplies Dealers: 1.6%
	The Home
	Depot, Inc.,
	5.400%,
2,000,000	3/1/16	2,324,518

Chemical
Manufacturing: 2.2%
	E.I. DuPont De
	Nemours & Co.,
	4.750%,
1,000,000	11/15/12	1,027,247
	McKesson Corp.,
	4.750%,
1,000,000	3/1/21	1,149,558
	Pfizer, Inc.,
	6.200%,
700,000	3/15/19	884,934
		3,061,739
Computer & Electronic
Products: 0.6%
	Hewlett-
	Packard Co.,
	3.750%,
500,000	12/1/20	510,001
	International
	Business
	Machines Corp.,
	4.750%,
250,000	11/29/12	257,717
		767,718
Credit Intermediation: 3.1%
	BB&T Corp.,
	4.900%,
1,000,000	6/30/17	1,095,311
	JPMorgan
	Chase & Co.,
	4.875%,
500,000	3/15/14	534,137
	Whitney
	National Bank,
	5.875%,
2,650,000	4/1/17	2,684,890
		4,314,338
Food Manufacturing: 2.6%
	Kellogg Co.,
	3.250%,
2,000,000	5/21/18	2,105,782
	Kraft Foods, Inc.,
	5.250%,
400,000	10/1/13	425,632
	5.375%,
1,000,000	2/10/20	1,167,877
		3,699,291
Furniture & Related
Products: 1.1%
	Leggett &
	Platt, Inc.,
	4.650%,
1,500,000	11/15/14	1,569,692
General Merchandising
Store: 0.4%
	Wal-Mart
	Stores, Inc.,
	3.250%,
500,000	10/25/20	534,907
Insurance Carriers: 2.0%
	Prudential
	Financial, Inc.,
	5.000%,
750,000	1/15/13	762,651

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2012 (Unaudited)

Principal
Amount		Value

CORPORATE BONDS: 25.8%,
(Continued)

Insurance Carriers: 2.0%,
(Continued)
	AFLAC, Inc.,
	4.000%,
$2,000,000	2/15/22	$2,032,482
		2,795,133

Motion Picture &
Entertainment: 0.4%
	Viacom, Inc.,
	3.500%,
500,000	4/1/17	537,251

Oil & Gas: 0.8%
	Shell International
	Finance Corp.,
	1.875%,
1,000,000	3/25/13	1,016,767
	Stone Energy Corp.,
	8.625%,
121,000	2/1/17	127,050
		1,143,817

Rental & Leasing
Services: 0.7%
	International Lease
	Finance Corp.,
	5.875%,
1,000,000	5/1/13	1,027,500

Securities & Financial
Services: 2.0%
	Goldman Sachs
	Group, Inc.,
	5.250%,
1,500,000	7/27/21	1,505,214
	5.375%,
1,000,000	3/15/20	1,026,392
	Merrill Lynch &
	Co., Inc.,
	6.875%,
250,000	11/15/18	269,008
		2,800,614

Telecommunications: 3.9%
	AT&T, Inc.,
	1.600%,
2,000,000	2/15/17	2,004,734
	Vodafone
	Group PLC,
	4.625%,
2,150,000	7/15/18	2,430,594
	4.375%,
1,000,000	3/16/21	1,124,728
		5,560,056

Transportation
Equipment: 1.0%
	General
	Dynamics Corp.,
	5.375%,
300,000	8/15/15	344,933
	Lockheed
	Martin Corp.,
	4.250%,
1,000,000	11/15/19	1,092,324
		1,437,257
TOTAL CORPORATE BONDS
(Cost $34,380,416)		36,288,492

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2012 (Unaudited)

Shares		Value

SHORT-TERM INVESTMENTS: 11.8%

Money Market Funds: 11.8%
	Federated Treasury
	Obligation
	Fund – Trust
	Shares,
3,934,635	0.010%^	$3,934,635
	Fidelity Money
	Market
	Portfolio –
	Select Class,
3,944,780	0.156%^	3,944,780
	Invesco Short-Term
	Treasury
	Portfolio –
	Institutional
	Class,
8,735,872	0.02%^	8,735,872
		16,615,287
TOTAL SHORT-TERM
INVESTMENTS
(Cost $16,615,287)		16,615,287
TOTAL INVESTMENTS IN
SECURITIES: 99.7%
(Cost $115,819,794)		140,064,557
Other Assets in Excess
of Liabilities: 0.3%		354,336
TOTAL NET
ASSETS: 100.0%		$140,418,893

*	Non-income producing security.
1	A portion of the security is considered illiquid. (See Note 2 in the Notes to Financial Statements.)
^	7-day yield as of February 29, 2012.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at February 29, 2012 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $115,819,794) (Note 2)	$140,064,557
Receivables:
Fund shares sold	1,721,391
Dividends and interest	466,195
Prepaid expenses	19,649
Total assets	142,271,792

LIABILITIES
Payables:
Fund Shares Redeemed	1,732,511
Investment advisory fees	81,158
Administration fees	22,660
Custody fees	624
Fund accounting fees	2,862
Transfer agent fees	2,546
Chief Compliance Officer fees	1,191
Other accrued expenses	9,347
Total liabilities	1,852,899
NET ASSETS	$140,418,893

Net asset value, offering price and redemptions price per share
($140,418,893/7,214,254 shares outstanding; unlimited
number of shares authorized without par value)	$19.46

COMPONENTS OF NET ASSETS
Paid-in capital	$115,327,873
Undistributed net investment income	68,464
Accumulated net realized gain on investments	777,793
Net unrealized appreciation on investments	24,244,763
Net assets	$140,418,893

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Six-Months Ended February 29, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$549,173
Dividends	307,849
Total investment income	857,022

EXPENSES (Note 3)
Investment advisory fees	398,203
Administration fees	63,008
Fund accounting fees	18,864
Transfer agent fees	12,540
Audit fees	10,132
Registration fees	9,944
Miscellaneous expense	7,507
Custody fees	6,954
Reports to shareholders	5,379
Chief Compliance Officer fees	3,718
Legal fees	2,788
Trustee fees	2,245
Insurance expense	905
Total expenses	542,187
Net investment income	314,835

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	915,944
Change in net unrealized appreciation on investments	12,715,339
Net realized and unrealized gain on investments	13,631,283
Net increase in net assets resulting from operations	$13,946,118

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$314,835	$551,433
Net realized gain on investments	915,944	6,996,804
Change in net unrealized appreciation
on investments	12,715,339	8,867,089
Net increase in net assets
resulting from operations	13,946,118	16,415,326

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(797,786)	(701,097)
From net realized gain	(2,352,480)	—
Total distributions to shareholders	(3,150,266)	(701,097)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	43,200,214	20,153,557
Total increase in net assets	53,996,066	35,867,786

NET ASSETS
Beginning of period/year	86,422,827	50,555,041
End of period/year	$140,418,893	$86,422,827
Undistributed net investment income	$68,464	$551,415

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	February 29, 2012		Year Ended
	(Unaudited)		August 31, 2011
	Shares	Value	Shares	Value
Shares sold	2,951,776	$54,352,124	2,045,234	$37,146,243
Shares issued
in reinvestment
of distributions	176,210	3,076,637	41,544	695,042
Shares redeemed	(770,729)	(14,228,547)	(999,136)	(17,687,728)
Net increase	2,357,257	$43,200,214	1,087,642	$20,153,557

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	February 29,		Year Ended August 31,
	2012#		2011	2010	2009	2008	2007
Net asset value,
beginning of period/year	$17.79		$13.41	12.66	$14.21	$16.51	$15.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.10	0.19	0.16	0.17	0.26
Net realized and unrealized
gain (loss) on investments	2.16		4.46	0.72	(1.42)	(1.65)	0.95
Total from
investment operations	2.19		4.56	0.91	(1.26)	(1.48)	1.21

LESS DISTRIBUTIONS:
From net
investment income	(0.13)		(0.18)	(0.16)	(0.12)	(0.26)	(0.12)
From net realized gain	(0.39)		—	—	(0.17)	(0.56)	(0.25)
Total distributions	(0.52)		(0.18)	(0.16)	(0.29)	(0.82)	(0.37)
Net asset value,
end of period/year	$19.46		$17.79	$13.41	$12.66	$14.21	$16.51

Total return	12.69	%^	34.10%	7.16%	(8.53)%	(9.28)%	7.81%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$140.4		$86.4	$50.6	$48.6	$53.4	$61.9
Portfolio turnover rate	19	%^	40%	27%	39%	21%	27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees
waived/recouped	1.02	%+	1.11%	1.17%	1.28%	1.19%	1.16%
After fees
waived/recouped	1.02	%+	1.11%	1.17%	1.28%	1.19%	1.16%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees
waived/recouped	0.59	%+	0.76%	1.31%	1.42%	1.10%	1.49%
After fees
waived/recouped	0.59	%+	0.76%	1.31%	1.42%	1.10%	1.49%

#	Unaudited.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2012 (Unaudited), Continued

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of February 29, 2012, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2012 (Unaudited), Continued

characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$83,267,840	$—	$—	$83,267,840
Preferred Stock^	3,892,938	—	—	3,892,938
Corporate Bonds^	—	36,288,492	—	36,288,492
Short-Term
Investments	16,615,287	—	—	16,615,287
Total Investments
in Securities	$103,776,065	$36,288,492	$ —	$140,064,557

^ See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Level 1 or 2 during the year.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2012 (Unaudited), Continued

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2012 (Unaudited), Continued

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.   The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At February 29, 2012, the Villere Balanced Fund had investments in illiquid securities with a total value of $11,980,537 or 13.9% of total net assets.

Security	Shares	Dates Acquired	Cost Basis
3D Systems Corp.	391,000	5/1/2003 – 12/9/2011	4,086,890
Luminex Corp.	209,000	5/6/2004 – 1/18/2012	2,760,405
EPIQ Systems, Inc.	202,500	11/17/2005 – 4/15/2011	2,501,588

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Please see Note 3 for information related to an update to the Fund’s expense limitation agreement.

J.	New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2012 (Unaudited), Continued

Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended February 29, 2012, the Fund incurred $398,203 in advisory fees.

The Adviser has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50%.  As the Fund has been operating below its expense cap, the Adviser has not waived any fees or paid any Fund expenses for the six months ended February 29, 2012.  Effective April 1, 2012, the Adviser has contractually agreed to limit the Fund’s annual ratio of expenses to 0.99% of the Fund’s average daily net assets.  The contract’s term is one year and may be terminated only the Board of Trustees.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2012 (Unaudited), Continued

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the six months ended February 29, 2012, the Fund incurred $63,008 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended February 29, 2012, the Fund was allocated $3,718 of the Trust’s Chief Compliance Officer Fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended February 29, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $38,177,628 and $10,321,448, respectively.

For the six months ended February 29, 2012, there were no purchases or sales of U.S. Government obligations.

The cost basis of investments for federal income tax purposes at February 29, 2012 was as follows:

Cost of investments	$115,819,794
Gross tax unrealized appreciation	24,561,684
Gross tax unrealized depreciation	(316,921)
Net tax unrealized appreciation	$24,244,763

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2012 (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended February 29, 2012 and year ended August 31, 2011 for the Fund were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$797,786	$701,097
Long-term capital gain	2,352,480	—
	$3,150,266	$701,097

As of August 31, 2011 the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$11,529,424
Undistributed ordinary income	551,415
Undistributed long-term capital gain	2,214,329
Total distributable earnings	2,765,744
Other accumulated losses	—
Total accumulated earnings	$14,295,168

Villere Balanced Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Fund’s web site at www.villere.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its web site at www.villere.com within ten business days after the calendar quarter end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

Villere Balanced Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the five month period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date   May 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date   May 8, 2012

By (Signature and Title) /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   May 8, 2012

* Print the name and title of each signing officer under his or her signature.